CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

EXHIBIT 10.1

Amended and Restated
ACI-Maix Supply Agreement
between
Matricel GmbH, a company duly incorporated in Germany (registered under HR B 8628 in the Commercial Register of the Lower Court of Aachen) having its registered office located at Kaiserstrasse 100, 52134 Herzogenrath, Germany ("Matricel")
and
Vericel Corporation, a company incorporated under the laws of Michigan, having its registered office located at 64 Sidney Street, Cambridge, MA 02139, U.S.A. (“Vericel”).
Recitals
Whereas, Matricel and Vericel entered into an ACI-Maix Supply Agreement (“Agreement”), in order to define the terms of their business relationship for the term of this agreement dated October 15, 2015; and
Whereas, Matricel and Vericelhave agreed to amend the Agreement and wish to amend and restate the Agreement.
Now, therefore, Vericel and Matricel, intending to be legally bound, agree as follows:
1.    Definitions
For the purposes of this Agreement, the following terms shall have the following meanings:
ACI-Maix-Membrane Product shall mean the sterile ACI-Maix-Membrane, a bilayered collagen membrane product derived from an animal source, as described more closely in the Quality Service Agreement (Annex 1 to this Agreement).
Effective Date shall mean the date of the last signature of this agreement.
Final Product shall mean Vericel’s autologous chondrocyte implant incorporating the ACI-Maix-Membrane Product.
Forecast shall have the meaning as defined in Section 3.3 of this Agreement.
Quality Service Agreement shall be the Agreement which forms Annex 1 to this Agreement.
Party shall mean Vericel or Matricel, and Parties shall mean Vericel and Matricel.
Specifications shall have the meaning as defined in Section 2.1 of this Agreement.
Unit Price shall have the meaning as defined in Section 3.6 of the Agreement.

KEY: M = Matricel, V = Vericel

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

2.    Supply & Release Process

2.1	Specifications
During the term of this Agreement, Matricel shall supply to Vericel ACI-Maix-Membrane Products that conform to the specifications set forth in the Quality Service Agreement attached as Annex 1 (“Specifications”) and incorporated herein by reference according to the terms as defined herein. All ACI-Maix-Membrane Products sold hereunder shall meet the Specifications and no changes to the Specifications shall be made by Matricel without prior written approval of Vericel.

2.2	Change in Specifications
In the event that a regulatory authority requires any changes in the Specifications as a condition to authorizing the marketing of the Final Product, or any other product that incorporates the ACI-Maix-Membrane Product, the Parties shall negotiate in good faith to amend Annex 1 as appropriate.

2.3	Shrinkage
The Parties hereby agree to the minimum acceptable surface area of ACI-Maix-Membrane Products after hydration and before cell seeding and to jointly develop a work plan related thereto as further described in Annex 2 (incorporated herein by this reference).

2.4	[***].

(a)	[***].

(b)	[***].

(c)	[***].
(d) [***].
(e) [***].

3.     Terms of Sale

3.1
Matricel shall make the ACI-Maix-Membrane Products for the exclusive use and benefit of Vericel. Matricel shall supply to Vericel the ACI-Maix-Membrane Products on an exclusive basis and in such quantities as may be ordered by Vericel by way of binding purchase orders as set forth in Section 3.3.

3.2
Title to, and risk of damage or loss of, the ACI-Maix-Membrane Products shall pass to Vericel upon delivery to Vericel. Matricel shall be responsible for freight, transportation, transport insurance, shipping, storage, handling, customs duty, demurrage, taxes and other similar charges using carriers, warehouses and handlers as expressly directed by Vericel, subject to reimbursement by Vericel upon being invoiced by Matricel.

3.3
Upon execution of the Agreement Vericel will submit an initial non-binding forecast substantially in the form of Annex 4 (“Initial Forecast”). Every [***] starting with [***], Vericel shall provide Matricel with an updated non-binding realistic forecast of its supply

KEY: M = Matricel, V = Vericel

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

requirements for ACI-Maix-Membrane Products in the [***] following the submission of the respective forecast (“Forecast”), which shall be substantially in the form of Annex 4. Generally, the Forecasts shall not constitute an obligation of the Parties of any nature. All purchases shall be made by way of binding purchase orders only. For the first calendar year following the Effective Date, the minimum purchase volume shall be [***] units of ACI-Maix-Membrane Product. For any calendar year periods subsequent to the BLA approval of the Final Product, the minimum purchase volumes shall be [***] units of ACI-Maix-Membrane Product per [***]. The purchase volumes for the first calendar year following the BLA approval of the Final Product shall be pro-rated based on the timing of the BLA approval of the Final Product. In the event that the Final Product is approved and then is not commercially available in the U.S. for reasons of product recall [***], regulatory action, or facility closure by the FDA, any minimum purchase commitments shall be suspended until Vericel is authorized again to market the Final Product in the U.S.
Vericel will accept full lots and it is anticipated that the actual number of units in a lot will vary. For planning purposes, it is anticipated that an average lot will contain [***] units. Matricel shall inform Vericel in writing of the actual number of units of ACI-Maix Membrane Product contained in each lot and shall generally ship full ACI-Maix Membrane Product lots to Vericel. Credits can be taken by Vericel for a full lot against the minimum purchase volume of ACI-Maix Membrane Products based on the number of units in each lot [***]. Subject to Section 9.5, if greater quantities of ACI-Maix-Membrane Products are requested than the amount in the Forecast for the applicable period, Matricel shall use commercially reasonable efforts to meet the increased order.

3.4
All full ACI-Maix-Membrane Product lots delivered to Vericel shall have a minimum of [***] of shelf life remaining prior to expiration. Smaller ACI-Maix-Membrane Product deliveries to Vericel [***] due to reasons described in Section 3.3 shall have a minimum of [***] of shelf life remaining prior to expiration. The Parties will cooperate with each other to use diligent efforts to extend the shelf life of the ACI-Maix-Membrane Product.

3.5
Matricel shall ship the ordered full ACI-Maix-Membrane Product lot to the following address: 64 Sidney Street, Cambridge, MA 02139, USA within [***] days of receipt of each binding purchase order. If more than one full ACI-Maix-Membrane Product lot is ordered in the binding purchase order, then each additional lot will be delivered [***] days after shipment of the previous ACI-Maix-Membrane Product lot to the address listed above. Matricel shall package the ACI-Maix-Membrane Product in a manner suitable for shipment and sufficient to withstand the effects of shipping, and consistent with Vericel’s shipping requirements and instructions, including handling during loading and unloading. Matricel shall include the following with each shipment: (i) the Vericel purchase order number, and (ii) Matricel‘s lot and batch numbers.

3.6	All sales of the ACI-Maix-Membrane Product shall be at a net price per ACI-Maix-Membrane Product (the “Unit Price”) plus Value Added Tax (if applicable) according to the staggered table below:

Volume threshold per calendar year	Unit Price
[***]	[***]
[***]	[***]
[***]	[***]

KEY: M = Matricel, V = Vericel

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

In the event that Vericel extends the term pursuant to Section 9.1, Matricel may adjust the prices on an annual basis for calendar years [***] and beyond. Upon the first extension of this Agreement, the Unit Prices as set out in this Section 3.6 will be adjusted according to the following principle: [***].

3.7
Vericel shall pay the ordered ACI-Maix-Membrane Products within [***] days from the date of respective shipment to a bank account designated by Matricel. No cash discounts are allowed and the bank transfer costs shall be paid by Vericel.

3.8
The Parties agree that Matricel shall provide to Vericel demonstration membranes, which are not subject to the Product Specifications and may only be used by Vericel for demonstration purposes and be labeled as “Not For Human Use” in accordance with the following:

Demo Membrane	Size	Membranes per package	Price (Euros)
ACI-D4050-1	4 x 5 cm	1	[***]
ACI-D2530-10	2,5 x 3 cm	10	[***]

Demo Membranes are subject to normal lead times.

3.9
In order to fulfill the FDA requirements for ACI-Maix-Membrane Product batch release relating to [***], Vericel agrees to perform the [***] and will cover the costs for this testing. In exchange, Matricel:

(1)	agrees to perform the [***] testing and will cover the costs for this testing; and

(2)	[***].

4.    Regulatory Approval & Support, Audits, Consultancy

4.1
All costs (internal & external) for maintaining regulatory approval of the medical device ACI-Maix-Membrane Product in Europe (CE mark) shall be paid for by Vericel, as a pass through cost, without markup. All costs (internal & external) for achieving or maintaining regulatory approval of Matricel´s quality system for the supply of the ACI-Maix-Membrane Product to countries designated by Vericel [***] shall be paid by Vericel (internal costs: [***]). Vericel will also reimburse Matricel for additional insurance costs for the supply of the ACI-Maix-Membrane Product to countries that are not covered by Matricel´s current insurance policy. If additional service providers are needed (e.g. regulatory consultants, publishers for FDA) or if additional internal or external studies are required for the registration or approval of the Product outside the EU, for instance to demonstrate compliance with national regulations, the Parties will agree on the performance of such studies and the costs for the studies will be covered by Vericel. [***] For any costs exceeding [***], an estimate of the costs shall be first provided to Vericel by Matricel prior to the initiation of work or payment of fees.

KEY: M = Matricel, V = Vericel

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

4.2
Matricel shall support the filing and approval of Vericel´s BLA for the Final Product with the United States Food and Drug Administration (“FDA”). Vericel may request that Matricel disclose certain Confidential Information directly to the FDA that Vericel believes will be required or that is required by FDA to be provided in the Device Master File (“MAF) or by direct correspondence with the FDA. Vericel confirms that Matricel will not be obligated to make available directly to Vericel any manufacturing process information for the ACI-Maix-Membrane Product that is considered Confidential Information by Matricel. In order to support the BLA filing and approval, the Parties have agreed [***].

4.3
Regulatory and compliance support by Matricel personnel, shall be provided [***] in case that it is related to either the ACI-Maix-Membrane Product in Europe or the submissions to the FDA as it relates to the ACI-Maix-Membrane Product information in the BLA and/or open and closed sections of the MAF. [***] If additional regulatory and compliance support is requested for other countries designated by Vericel or for other purposes [***] then Matricel shall [***] for consulting services. No consulting services will be performed by Matricel without a prior written request from Vericel detailing the nature and scope of the services to be provided and approval by Vericel of the approximate costs of the consulting services.

4.4	Matricel shall keep current with FDA medical device guidelines and standards, [***].

4.5
Matricel will keep complete and accurate records related to the ACI-Maix-Membrane Product (“Records“). All original Records on the development and manufacture of ACI-Maix-Membrane Product will be retained and archived by Matricel in accordance with 21 CFR 820 medical device regulations and applicable law, but in no case for less than a period of [***] (the “Retention Period“). Following the Retention Period, Matricel will not destroy the Records without first giving Vericel written notice and the opportunity to further store the Records at Vericel’s expense. Matricel agrees to quality audits by Vericel [***] (as described in the Quality Service Agreement) in order to ascertain the quality of ACI-Maix-Membrane Products and compliance with all applicable rules, regulations and Specifications (and related Records) during the term of this Agreement. [***].

4.6	[***].

4.7
Matricel shall provide Vericel with a current (as and when executed by the product’s manufacturer) Certificate of Analysis, Certificate of Compliance and Letter of Origin relating to the ACI-Maix-Membrane Product within [***] after Vericel’s request. Such Certificate of Compliance shall be a certified statement that [***]. Matricel shall notify Vericel in writing of any changes to the Certificate of Analysis, Certificate of Compliance and Letter of Origin relating to the ACI-Maix-Membrane Product [***] upon becoming aware of any such changes from the manufacturer and shall provide an updated copy of the Certificate of Analysis, Certificate of Compliance and Letter of Origin relating to the ACI-Maix-Membrane Product [***]. Matricel shall provide Vericel with a Certificate of Analysis [***].

4.8
In the performance of its obligations under this Agreement, Matricel and its employees and agents (i) shall not offer to make, make, promise, authorize or accept any payment or giving anything of value, including, without limitation, bribes, either directly or indirectly to any public official, regulatory authority or anyone else for the purpose of influencing, inducing or rewarding any act, omission or decision in order to secure an improper advantage, or obtain or retain business and (ii) shall comply with all applicable anti-corruption and anti-bribery laws and regulations. Matricel and its employees and agents shall not make any payment or provide any gift to a third party in connection with Matricel’s performance of this Agreement

KEY: M = Matricel, V = Vericel

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

except as may be expressly permitted in this Agreement or a purchase order without first identifying the intended third party recipient to Vericel and obtaining Vericel’s prior written approval. Matricel shall notify Vericel immediately upon becoming aware of any breach of Matricel’s obligations under this Section 4.8.
5.     Representations, Warranties and Non-Conforming Products

5.1    Representations and Warranties
Matricel hereby represents and warrants (selbständiges Garantieversprechen) to Vericel that

(a)	it has obtained and shall, for the term of this Agreement, maintain a CE Marking for the ACI-Maix-Membrane Product in the European Union;

(b)
any submission to Vericel or to any regulatory body in connection with the ACI-Maix-Membrane Product was made or will be made in good faith and to the best of Matricel´s knowledge contained or will contain accurate and complete data and information as required by applicable laws, rules and regulations at the registered offices of the Parties;

(c)
Matricel shall transfer good title to all ACI-Maix-Membrane Product sold to Vericel, and that the ACI-Maix-Membrane Product supplied to Vericel shall (i) have been manufactured in accordance with all applicable laws, rules and regulations, including, without limitation, 21 CFR 820 medical device regulations as well as the Quality Service Agreement, and the Specifications, (ii) be of satisfactory quality and free from defects in material and workmanship, (iii) not be adulterated or misbranded under the United States Federal Food, Drug, and Cosmetic Act or other law; and

(d)
as of the date hereof, Matricel has not been debarred or is subject to debarment and will not use in any capacity in connection with the manufacture of ACI-Maix-Membrane Product, any person who has been debarred pursuant to Section 306 of the United States Federal Food, Drug, and Cosmetic Act, or who is the subject of a conviction described in such section. Matricel agrees to inform Vericel in writing immediately if it or any person who is performing services hereunder is debarred or is the subject of a conviction described in Section 306, or if any action, suit, claim, investigation or legal or administrative proceeding is pending or, to the best of Matricel’s knowledge, is threatened, relating to the debarment or conviction of Matricel or any person used in any capacity by Matricel in connection with the manufacture of the ACI-Maix-Membrane Product.

5.2    Non-Conforming Products

(a)
Vericel may reject any ACI-Maix-Membrane Product that is not in compliance with cGMP or fails to conform to the Specifications (“Rejected Products”) (i) for “apparent defects,” meaning those non-conformities that are capable of detection upon a reasonable visual inspection, within [***] days after receipt of the ACI-Maix-Membrane Products; or (ii) for “latent defects,” meaning those that are not capable of detection upon a reasonable visual inspection, within [***] days from the date of discovery of such non-conformity. Vericel shall inform Matricel of such rejection by providing notice in writing (including via email)

KEY: M = Matricel, V = Vericel

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

and shall return the Rejected Product to Matricel in accordance with Matricel’s instructions. In case of a supply by Matricel of any ACI-Maix-Membrane Products that is not in compliance with cGMP or fails to conform to the Specifications, then Vericel may choose that [***]. Matricel shall not be liable for (I) any incorrect use of the ACI-Maix-Membrane Product or (II) any use of the ACI-Maix-Membrane Product without the legally required approval of the Final Product by Vericel, or a Vericel customer. ACI-Maix-Membrane Products that comply with the Specifications but do not comply with the Minimum Acceptable Surface Area After Hydration shall not be regarded as a material defect.

(b)	Section 377 of the German Commercial Code (Handelsgesetzbuch) is expressly excluded and replaced by the provisions of this Agreement and the Quality Service Agreement.

6.    Risk Management

6.1
In the event Vericel receives information indicative of a risk relating to the use of one of its products which incorporates the ACI-Maix-Membrane Product, or of any injury or impairment of health or death of a patient, coincidental with or relating to the use of one of its products which incorporates the ACI-Maix-Membrane Product, and to the extent such risk, injury, impairment or death may be attributable to the ACI-Maix-Membrane Product, Vericel shall report within [***] days of receipt of that information by Vericel first by telephone and followed by facsimile to Matricel, any such report of risk, injury, impairment, or death. Matricel shall have a reciprocal obligation to inform Vericel upon its receipt of any information indicative of risk, injury, impairment of health or death associated with use of the ACI-Maix-Membrane Product or similar products of Matricel.

6.2
The Parties agree to [***] notify each other in the event either Party is the subject of any governmental or regulatory action, investigation, or sanction, or in the event any litigation is threatened or instituted against either Party [***].

7.	Indemnification and Insurance

7.1
Vericel shall indemnify and hold Matricel harmless against all claims injuries, disabilities, losses, fines, penalties, costs, expenses (including reasonable attorneys' fees), damages or liabilities (“Claims”) arising out of (i) any breach by Vericel or any of its representatives of any obligation, representation, or warranty of Vericel under this Agreement, or (ii) any negligence, error, or omission by Vericel or any of its representatives with respect to its or their obligations under or by reason of this Agreement.

7.2
Matricel shall indemnify and hold Vericel harmless against any and all Claims arising out of (i) any breach by Matricel or any of its representatives of any obligation, representation, or warranty of Matricel under this Agreement, (ii) any negligence, error, or omission by Matricel or any of its representatives with respect to its or their obligations under or by reason of this Agreement.

7.3
Vericel and Matricel shall each procure and maintain in full force and effect during the term of this Agreement valid and collectible insurance policies in connection with their respective obligations in the supply of the ACI-Maix-Membrane Product under this Agreement. Such insurances shall each have a coverage of at least [***] in case of damage to property and

KEY: M = Matricel, V = Vericel

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

[***] in case of damage to a person arising out of or relating to the ACI-Maix-Membrane Product and use thereof in Vericel‘s products. Upon request, the Parties shall provide to each other a certificate of coverage or other written evidence reasonably satisfactory to demonstrate the continuing existence of such insurance coverage. Each Party‘s maximum liability to the other under this Agreement shall be limited to the amount of insurance coverage such indemnifying Party is obliged to maintain.

7.4
The Parties shall, within [***] days from the date of receipt of notice of any claims, furnish to the other Party a copy of such notice and inform the other Party of all known facts relating to such claims. The indemnifying Party shall, at its cost and expense, to defend, negotiate, and otherwise resolve any claim [***]. Each Party shall provide all information in its possession and all reasonable assistance to the other Party as necessary to enable the other Party to defend any claims.

8.	Confidentiality, Non-Disclosure

8.1    Definition
During the term of this Agreement and subject to the terms and conditions of this Agreement, a Party (“Disclosing Party”) may communicate to the other Party (“Receiving Party”) information in connection with this Agreement or the performance of its obligations under this Agreement [***] (collectively, “Confidential Information”). The Parties acknowledge that Vericel has certain Confidential Information of Matricel in its possession that was provided to Vericel in connection with Vericel’s purchase of the cartilage repair and regenerative medicine business (including, without limitation, the Final Product) from Genzyme Corporation, and that Vericel agrees to treat such information as Confidential Information under this Agreement. Matricel permits Vericel to disclose such Confidential Information to FDA or other regulatory authorities for purposes of the BLA and other regulatory submissions, audits and related interactions with regulatory authorities.
8.2    Exclusions
Notwithstanding the foregoing, any information of a Party will not be deemed Confidential Information with respect to the Receiving Party for purposes of this Agreement if, and from such point in time, where, such information:

(a)	[sic] is already known or available to the Receiving Party or any of its affiliates, other than under an obligation of confidentiality or non-use, at the time of disclosure to the Receiving Party;

(b)
is generally available or known to a third party reasonably skilled in the field to which such information pertains, or is otherwise part of the public domain, at the time of its disclosure to the Receiving Party;

(c)
becomes generally available or known to a third party reasonably skilled in the field to which such information pertains, or otherwise becomes part of the public domain, after its disclosure to the Receiving Party through no fault of or breach of its obligations under this Section 8 by the Receiving Party;

KEY: M = Matricel, V = Vericel

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

(d)	is disclosed to the Receiving Party, other than under an obligation of confidentiality or non-use, by a third party who has no obligation not to disclose such information to others; or

(e)	is independently discovered or developed by the Receiving Party, its affiliates or permitted sublicensees, as evidenced by their written records, without the use of, Confidential Information.

8.3    Disclosure and Use Restriction
Except as expressly provided herein, the Parties agree that, during the term and for [***] thereafter, each Party and any of its affiliates and sublicensees will keep completely confidential and will not publish or otherwise disclose any Confidential Information of the other Party, its affiliates or sublicensees. Neither Party will use any Confidential Information of the other Party without such other Party’s consent, except in connection with performance of this Agreement.
8.4    Authorized Disclosure
Each Party may use and disclose Confidential Information of the other Party to the extent that such use and disclosure is:

(a)
made in response to a valid order of a court of competent jurisdiction or other governmental or regulatory body of competent jurisdiction; provided, however, that such Party will first have given notice to such other Party and given such other Party a reasonable opportunity to quash such order and to obtain a protective order requiring that the Confidential Information that is the subject of such order be held in confidence by such court or governmental or regulatory body or, if disclosed, be used only for the purposes for which the order was issued; and provided, further, however, that if a disclosure order is not quashed or a protective order is not obtained, the Confidential Information disclosed in response to such court or governmental order will be limited to that information which is legally required to be disclosed in response to such court or governmental order;

(b)	otherwise required by applicable law; provided, however, that the Disclosing Party will provide such other Party with written notice of such disclosure in advance thereof to the extent practicable;

(c)
made by such Party, in connection with the performance of this Agreement, to affiliates, permitted sublicensees, employees or consultants, each of whom prior to disclosure must be bound by obligations of confidentiality and non-use at least equivalent in scope to those set forth in this Section 8.

9.	Term and Termination

9.1
The Agreement shall have effect as of the Effective Date and, unless terminated earlier pursuant to any provisions of this Agreement, will end on December 31, 2022.So long as Matricel has not delivered written notice of its decision not to renew this Agreement to Vericel by June 30, 2021, Vericel has the option to extend the term of the Agreement by five (5) additional calendar years under the same terms defined in this Agreement by sending a written confirmation of the extension to Matricel before June 30, 2022. Following such initial term and term extension by Vericel, this Agreement shall automatically renew for one

KEY: M = Matricel, V = Vericel

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

additional five-year period unless otherwise terminated by Matricel or by Vericel in accordance with Section 9.2.

9.2
At any time on or after the fifth anniversary of the Effective Date, Vericel shall have the right to terminate this Agreement, for any reason, upon nine months’ prior written notice to Matricel. At any time on or after July 1, 2021, Matricel shall have the right to terminate this Agreement for any reason upon eighteen (18) months’ prior written notice to Vericel.

9.3
Either Party may, at its option, terminate this Agreement in the event the other Party breaches any material obligation under this Agreement and fails to remedy or otherwise cure such breach within [***] days from the date of receipt of notice of such breach given by the non-breaching Party; provided, however, that if the other Party cures such breach within such [***] day period, then there shall be no termination of this Agreement for such breach pursuant to this Section 9.3.

9.4
Either Party shall have the right to terminate this Agreement immediately by written notice to the other Party in the event the other Party presents, or has presented, a petition for its voluntary winding up or dissolution, makes an assignment for the benefit of creditors, becomes subject to an attachment of, execution upon, or other judicial seizure of all or substantially all of its assets, or becomes subject to involuntary proceedings under any bankruptcy or insolvency law which proceedings are not dismissed within sixty (60) days.

9.5	Upon expiration or termination of this Agreement pursuant to Section 9.1 or 9.2, Vericel shall have the option [***].

9.6	Upon termination of this Agreement Vericel shall have the right to use any inventory of the ACI-Maix-Membrane Product which it then has, in accordance with its normal course of business.

9.7
Notwithstanding the termination of this Agreement for any reason, each Party shall be entitled to recover any and all damages that such Party shall have sustained by reason of the breach by the other Party hereto of any of the terms of this Agreement.

9.8
Any rights and obligations of the Parties that by their terms survive termination or expiration of this Agreement or of any purchase order will survive termination or expiration, including, without limitation, Sections 2.4 (including Annex 3, if applicable), 3.2, 3.4, 4.5, 5, 6, 7, 8, 9.5, 9.6, 9.7, 9.8, and 10.

10.    General Provisions
10.1    Force Majeure
Neither Party shall be liable for any delay or failure of performance of any obligation hereunder by reason of any act or circumstance beyond the control of such Party, including, without limitation, an act of God, fire, flood, war, terrorist act, public disaster, strike or labour dispute, or governmental enactment, rule or regulation; provided, however, that a Party asserting any excuse for delay or failure of performance shall immediately notify the other Party, be excused from such performance only to the extent of such delay or failure, take good-faith efforts to resume performance hereunder and do all things commercially reasonably possible to remove the cause of such delay or failure and mitigate its effect, and continues performance hereunder with the utmost dispatch as soon as the cause for such

KEY: M = Matricel, V = Vericel

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

delay or failure is removed. In the event a force majeure event exists for more than [***] days, the Parties shall meet to negotiate in good faith a mutually satisfactory solution.
10.2    Non-Waiver
Neither a Party's ongoing performance of this Agreement, nor a Party's failure to exercise or enforce, or delay in exercising or enforcing, any right conferred upon it hereunder, shall be deemed to be a waiver of any such right or any other right or operate to bar the exercise or performance thereof at any time or times thereafter. A Party's waiver of any right hereunder at any time, including right to any payment, shall not be deemed a waiver thereof for any other time.
10.3    Governing Law, Jurisdiction; Arbitration

(a)
This Agreement and all issues arising under or relating to this Agreement, including, without limitation, its construction, interpretation, breach, and damages for breach, shall be governed by and construed in accordance with the laws of Germany, excluding any conflicts or choice of law rule or principles and further excluding the UN Convention for the International Sale of Goods. The Parties agree to attempt to resolve amicably any dispute, claim or controversy arising out of or relating to this Agreement or the breach, termination, enforcement, interpretation or validity thereof.

(b)
Unless specifically reserved for the competent courts of Cologne, Germany under German law, all disputes, controversies or claims arising out of or relating to the operation or interpretation of this Agreement, the Parties shall seek arbitration under the Rules of Arbitration of the International Chamber of Commerce by three (3) arbitrators. Each Party appoints one arbitrator and the Chamber appoints a third arbitrator who is to be the chairman of the arbitration tribunal. If a Party fails to appoint an arbitrator within thirty (30) days of having filed or received a request for arbitration, the Chamber shall appoint such arbitrator. The award rendered shall be final and binding upon both Parties. Such arbitration shall be held in Geneva, Switzerland, and be conducted in the English language. This arbitration agreement set forth herein shall be without prejudice to the right of a Party to seek any interim or conservatory measure as it deems appropriate to enforce Section 8. Each Party shall pay for the arbitrator it selects with the cost of the third arbitrator being split equally between the Parties. All other costs shall also be split equally between the Parties.

10.4    Assignment
Neither this Agreement nor any of the rights and obligations of a Party under this Agreement shall be assigned, delegated, sold, transferred, sub-contracted, sublicensed (except as otherwise provided in this Agreement), or otherwise disposed of, by operation of law or otherwise, to any Person, without the prior written consent of the other Party, and any attempted assignment, delegation, sale, transfer, sub-contract, sublicense, or other disposition, by operation of law or otherwise, of this Agreement or of any rights or obligations under this Agreement contrary to this Section 10.4 shall be deemed a material breach of this Agreement by the attempting Party, and shall be void and without force or effect. Notwithstanding the foregoing, either party may assign this Agreement in whole to a third party who acquires all or substantially all of the assets of the business to which this Agreement relates.

KEY: M = Matricel, V = Vericel

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

10.5    Amendment
Neither this Agreement nor any provision hereof may be amended, supplemented, waived, or modified, except by a specific writing, entitled as an amendment and specifically referring to this Agreement and this Section. This Agreement may not be amended or waived by any course of conduct.
10.6    Severability
If any provision of this Agreement shall be finally determined by a court of competent jurisdiction to be illegal, invalid or unenforceable in whole or in part, then such provision shall not invalidate or render unenforceable any other provision of this Agreement. The Parties shall negotiate in good faith to replace such provision with an appropriate, legal provision and, to the extent permitted by law, hereby waive any provision of law that renders any provision of this Agreement invalid or unenforceable in any respect.
10.7    Notices
All notices required or permitted under this Agreement shall be in writing and shall be deemed to have been duly given when delivered by hand, courier, or express mail service (with written confirmation of receipt), or mailed by registered or special delivery mail, return receipt requested, at the address set forth below (or to such other person or address as a Party may, from time to time, designate by written notice):
(a) if to Vericel:

Vericel Corporation
64 Sidney Street
Cambridge, MA 02139, U.S.A.
[***]

With a copy to:
Attn: Vice President, Legal Affairs

(b) if to Matricel:

Matricel GmbH
Kaiserstrasse 100
52134 Herzogenrath
[***]

10.8    Further Assurances
Each of the Parties shall perform such acts, execute and deliver such instruments and documents, and do all such other things as may be reasonably necessary to accomplish the transactions contemplated under this Agreement.
10.9    Independent Contractor
Nothing contained in this Agreement shall be construed to constitute either Party as a partner or agent of the other Party or to create any other form of legal association that would impose liability upon a Party for any act or omission of the other Party or provide a Party with the

KEY: M = Matricel, V = Vericel

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

right, power, or authority to create or impose any duty or obligation on the other Party, it being intended that each Party shall remain an independent contractor acting in its own name and for its own account.
10.10    Entire Agreement
This Agreement (including its Exhibits and Annexes) represents and contains the full and complete understanding and agreement of the Parties with respect to the subject matter hereof and supersedes and replaces all prior and contemporaneous agreements, understandings, statements, clauses, and conditions (both oral and written) with respect to the transactions contemplated by this Agreement or which may be contained in any other form or document.

10.11	Language

This Agreement is executed in the English language and shall be deemed to comprise the language mutually chosen by the Parties and no rule of strict construction shall be applied against either Party.
* * * * *

IN WITNESS THEREOF, the Parties have caused this Agreement to be duly executed as of the date first above written.
Signed for and on behalf of Vericel Corporation

By:     /s/ Daniel Orlando
Name:    Daniel Orlando
Title:    COO

Date:     07 March 2018

Signed for and on behalf of Matricel GmbH

By:     /s/ Ingo Heschel
Name:    Ingo Heschel
Title:    Managing Director, Matricel GmbH

Date:    17 March 2018

Annex 1:    Quality Service Agreement
Annex 2:    Shrinkage
Annex 3:    [***]
Annex 4:    Initial Forecast

KEY: M = Matricel, V = Vericel

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Annex 1:    Quality Service Agreement

Quality Service Agreement

between

Vericel Corporation
64 Sidney Street, Cambridge, MA 02139, USA

and

Matricel GmbH
Kaiserstrasse 100, 52134 Herzogenrath, Germany

KEY: M = Matricel, V = Vericel

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

1.0	Quality Service Agreement Signatures

Contract Giver

Vericel Corporation (“Vericel”) 64 Sidney Street Cambridge, MA 02139 USA
Name: Cynthia Entstrasser	Date: 05/02/18
/s/ Cynthia Entstrasser
Title: Senior Director

Contract Acceptor

Matricel GmbH (“Matricel”) Kaiserstrasse 100 D-52134 Herzogenrath, Germany
Name: Leon Olde Damink	Date: 18 Apr 18	Name: Ingo Heschel	Date: 18 Apr 18
/s/ Leon Olde Damink		/s/Ingo Heschel
Title: Head of Regulatory Affairs and Quality Management		Title: Managing Director

2.0	Date of Issue

2.1
This Quality Service Agreement (“Quality Agreement”) is Annex 1 to the ACI-Maix Supply Agreement between Vericel and Matricel, dated October 20, 2015, as amended and restated on March 12, 2018 (“ACI-Maix Supply Agreement”), and is valid as long as this ACI-Maix Supply Agreement is in place.

Date of issue: May 2, 2018
Version: 02	Name: /s/ Ingo Heschel	Date: 18 Apr 18

3.0	Scope

3.1
This Quality Agreement constitutes the technical agreement required under European Good Manufacturing Practice (GMP) legislation 2003/94/EC Article 12, and FDA Good Manufacturing Practices 21CFR210, 211 to cover the final packaged ACI-Maix-Membrane Product manufactured by Matricel.

KEY: M = Matricel, V = Vericel

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

3.2	This Quality Agreement fulfills the requirements of 21 CFR 820.50 Purchasing Controls.

3.3	This Quality Agreement defines the individual responsibilities of Vericel and Matricel.

4.0	Procedures for Revision

4.1	Updates and changes will be addressed in collaboration with Vericel and Matricel.

5.0	Document Revision History

Original Version (Issue 1)

6.0	Definitions

6.1	ACI-Maix-Membrane Product	[***]
6.2	Final Product	Vericel´s autologous chondrocyte implant incorporating the ACI-Maix-Membrane Product
6.3	For Cause Audit	An audit that is initiated for a particular reason [***]
6.4	ISO 11137, Parts 1,2,3 [in the current version(s)]	Sterilization of Health Care Products - Requirements for Validation and Routine Control - Radiation Sterilization for Medical Devices
6.5	ISO 13485 [in the current version(s)]	Medical Devices -Quality Management Systems - Requirements for Regulatory Purposes
6.6	ISO 14644 Parts 1-5 [in the current version(s)]	Cleanrooms and associated controlled environments
6.7	Product Recall	[***]
6.8	Product Withdrawal	[***]

KEY: M = Matricel, V = Vericel

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

7.0    QUALITY REQUIREMENTS

7.1	The obligations set out in this Quality Agreement shall apply to Matricel with respect to the ACI-Maix-Membrane Products manufactured by Matricel or any of its affiliates.

[***], Matricel shall supply the ACI-Maix-Membrane Product, [***] accordance with the Specifications set forth in the applicable approved applications and such other Specifications as may from time to time be established by the applicable regulatory authorities [***].

7.2    Manufacture

7.2.1    Premises. All ACI-Maix-Membrane Products supplied to Vericel shall be manufactured at [***].

The premises and equipment used for manufacture must be in compliance with current device GMPs as described in Section 7.2.2, current regulatory requirements, and in accordance with the documentation approved by FDA (including without limitation calibration and maintenance in a controlled state).

7.2.2    GMP Regulations. The current device GMP regulations to be applied are the United States cGMPs listed in Title 21 Code of Federal Regulations (“CFR”) Part 820 and associated Compliance Guidances.

7.2.3    Materials. Matricel is responsible for ensuring that all materials procured for use in the ACI-Maix-Membrane Products are in full compliance with the registered Specifications.

7.2.4    Manufacturing Documentation. Matricel will maintain original manufacturing documentation according to record retention procedure consistent with FDA requirements.

7.2.5    Methods. The ACI-Maix-Membrane Products shall be manufactured and tested in accordance current device GMP regulations and the information contained in the FDA Device Master File (MAF).

7.2.6    Batch Numbering. Matricel’s batch numbering system will be used for numbering each batch of the ACI-Maix-Membrane Products made for sale. This identification will appear on all documents relating to the particular batch of the ACI-Maix-Membrane Products. The code for batch numbering identification will be supplied to Vericel.

KEY: M = Matricel, V = Vericel

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

7.2.7    Expiration Dating. The expiration date shall be established from [***].

7.2.8     Particulates and Size. The ACI-Maix Membrane Product must be [***].

7.3    Quality Assurance

7.3.1    Testing. Matricel is responsible for ensuring that all required in-process testing is carried out and documented. Vericel shall, on Matricel’s behalf, conduct testing of the Product for conformance with the [***] specification.

7.3.2    Certificate of Analysis (COA) and Certificate of Compliance (COC). Matricel will issue a Certificate of Analysis (COA) substantially in the form of Attachment 2, confirming that the ACI-Maix-Membrane Product has been tested, and meets the Specifications. Test specifications and test results must be included for each test. Matricel will provide a Certificate of Compliance (COC) substantially in the form of Attachment 3, stating that the finished ACI-Maix-Membrane Product has been manufactured in accordance with the approved MAF. The COA and COC shall accompany each batch of finished ACI-Maix-Membrane Product shipped from Matricel. The COA and COC may be combined into a single document provided all required information is combined therein.

7.3.3    Products Refusal. All regulations regarding handling of product refusals of the ACI-Maix-Membrane Product are covered in the ACI-Maix Supply Agreement. Written notification will be supplied to Matricel detailing the reason(s) for the refusal of the ACI-Maix-Membrane Product.

7.3.4    Documentation/Validation Batches. Matricel is responsible for generating a validation package that includes: (1) the validation protocol, (2) full batch document packages, (3) all validation data, and (4) validation report for all validation batches of the ACI-Maix-Membrane Product manufactured.

7.3.5    Retained Samples. Matricel will retain sufficient samples of the product to carry out [***] full specification test of the ACI-Maix-Membrane Product.

7.3.6    Inspections. In the event that Matricel’s Facilities used in the manufacturing of ACI-Maix-Membrane Product hereunder are inspected [***], for the specific purpose of inspecting Matricel’s manufacture of the ACI-Maix-Membrane Product for Vericel, Matricel shall notify Vericel [***], upon learning of such inspection, and shall inform Vericel [***]. In the event that any such inspection relates to other products manufactured in Matricel’s Facilities, Matricel shall inform Vericel [***]. Matricel may ask for Vericel´s regulatory and QA support during an FDA inspection related to the ACI-Maix-Membrane Product in

KEY: M = Matricel, V = Vericel

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

connection with the BLA review in order to assist in responding to FDA questions related to the open sections of the MAF. [***]. Matricel will notify Vericel, within [***] days, of any request made by a regulatory authority for ACI-Maix-Membrane Product samples or batches.

7.3.7    Audits
Matricel agrees to quality audits by Vericel [***].

After the conclusion of any audit Matricel will be informed in writing of the specific audit results, and will develop and execute a corrective action plan within [***] in response to any audit finding. This plan and follow-up corrective actions are subject to mutual agreement of the parties.

7.3.8    Corrective Actions from Audits
Critical defects (Substantial cGMP deficiency). In the event “Critical” defects are discovered during audits by either Vericel or a regulatory authority[***].

Other defects. In the case of other defects (minor cGMP issues) arising during audits by Vericel or regulatory authorities [***].

7.3.9 Recalls/Complaints/Adverse Events

Recalls. [***] shall initiate and implement a recall of the Final Product, whether such recall is voluntarily or requested by the regulatory authorities in accordance with the approved SOP. [***].

Complaints. Vericel will forward all the complaints related to the ACI-Maix-Membrane Product to Matricel within [***] days from the date received by Vericel’s Quality Assurance Department. Matricel will initiate an investigation according to its standard operating procedure. A written report of the investigation shall be sent to Vericel within [***] days of the forwarded complaint. Vericel shall respond directly to all complaints.

Adverse Events. All adverse events will be handled in accordance with Attachment 1 of the Quality Agreement.

7.3.10    Change Control and Deviations
Change Control. Matricel shall comply with GMP regulations in its change control procedures. Matricel shall provide prior written notice to Vericel of proposed changes to the ACI-Maix-Membrane Product [***].

Deviations.

KEY: M = Matricel, V = Vericel

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Matricel shall notify Vericel [***] of any planned deviations from the manufacturing process. In such a case the provisions of Attachment 1, Section 5.4 shall apply.

Matricel will record any unplanned deviations from the manufacturing process and/or testing of the ACI-Maix-Membrane Product in the batch/testing records. Matricel shall notify Vericel [***] of any confirmed quality-relevant deviations from the manufacturing process. [***]. In such a case the provisions of Attachment 1, Section 5.2 shall apply.

7.3.11    Failures Investigation. Matricel shall investigate any test result or in-process test which fails to meet specification and use [***] to determine the root cause. In case the failure results in a quality-relevant deviation [***].

The investigation must determine [***]. Additional, sampling, testing and checks may be performed in accordance with Matricel procedures and FDA guidance.

7.3.12    Annual Management Reviews. Matricel is responsible for [***] preparing the management review of the ACI-Maix-Membrane Product manufactured at Matricel. A copy shall be provided to Vericel.

7.4    Validation

7.4.1    Process. Matricel is responsible for ensuring that the manufacturing process is validated before any routine production can start. The validation should ensure that the process is capable of consistently meeting the ACI-Maix-Membrane Product Specifications. Validation protocols and reports shall be available for Vericel’s review upon request. Prior to a request for document inspection by Vericel, Matricel may redact any sensitive confidential information contained in the relevant document.

7.4.2    Equipment Cleaning. Matricel is responsible for ensuring that adequate cleaning is carried out for each manufactured ACI-Maix-Membrane Product. The cleaning process will be validated before the first ACI-Maix-Membrane Product batches are made for Vericel. All analytical methods for testing of the cleaning samples, including recovery studies shall be validated per documented protocols and reports which comply with ICH and USP guidelines, as applicable. Validation protocols and reports shall be available for Vericel’s review upon request. Prior to a request for document inspection by Vericel, Matricel may redact any sensitive confidential information contained in the relevant document.

KEY: M = Matricel, V = Vericel

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

7.4.3    Computer System. Any electronic records will be stored in such a manner as to maintain their traceability, reliability and integrity throughout the required record keeping timeframes established in the applicable regulations.

7.5    Storage and Shipping
Matricel will ensure that during packaging, storage and shipment of the Product that there is [***]. Matricel will also notify Vericel [***] months prior to bringing additional products into the same area of Matricel’s Facilities where the ACI-Maix-Membrane is produced [***]. Matricel will only ship goods to facilities designated by Vericel.

7.6    Termination
The term of this Quality Agreement shall be for the period beginning with the Effective Date and shall remain in effect for the term of the ACI-Maix Supply Agreement between the parties. At any time on or after the fifth anniversary of the Effective Date, Vericel shall have the right to terminate the ACI-Maix Supply Agreement, for any reason, upon nine months’ prior written notice to Matricel. At any time on or after July 1, 2021, Matricel shall have the right to terminate the ACI-Maix Supply Agreement for any reason upon eighteen months’ prior written notice to Vericel. Upon such termination or expiration of the ACI-Maix Supply Agreement, this Quality Agreement will terminate automatically.

7.7    Miscellaneous

7.7.1    Amendment. This Quality Agreement may only be amended or modified by a written instrument executed by both parties hereto.

7.7.2    Assignment. This Quality Agreement shall inure to the benefit of, and shall be binding upon each of, the parties hereto and their respective successors and permitted assigns; provided, and only in accordance with the provisions and restrictions on assignment contained therein which are hereby incorporated by reference.

7.7.3.    Severability. In the event that any one or more of the Quality Agreement’s provisions or terms contained herein shall be declared invalid, illegal or unenforceable in any respect, the validity of the remaining provisions herein shall in no way be affected, prejudiced or invalidated thereby.

7.7.4    Entire Agreement. This Quality Agreement, together with the Appendix hereto contains the entire agreement between the parties hereto and supersedes any agreements between them with respect to the subject matter hereof.

KEY: M = Matricel, V = Vericel

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

7.7.5    Section Headings. The section headings contained in this Quality Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Quality Agreement.

7.7.6    Counterparts. This Quality Agreement may be executed in any number of separate counterparts, each of which shall be deemed to be an original, but which together shall constitute one and the same instrument.

7.7.7     Governing Law, Jurisdiction. This Quality Agreement and all issues arising under or relating to this Quality Agreement, including, without limitation, its construction, interpretation, breach, and damages for breach, shall be governed by and construed in accordance with the laws of Germany, excluding any conflicts or choice of law rule or principles and further excluding the UN Convention for the International Sale of Goods. The parties agree to attempt to resolve amicably any dispute, claim or controversy arising out of or relating to this Quality Agreement or the breach, termination, enforcement, interpretation or validity thereof.

7.7.8    Arbitration. Unless specifically reserved for the competent courts of Cologne, Germany under German law, all disputes, controversies or claims arising out of or relating to the operation or interpretation of this Quality Agreement, the parties shall seek arbitration under the Rules of Arbitration of the International Chamber of Commerce by three (3) arbitrators. Each party appoints one arbitrator and the Chamber appoints a third arbitrator who is to be the chairman of the arbitration tribunal. If a party fails to appoint an arbitrator within thirty (30) days of having filed or received a request for arbitration, the Chamber shall appoint such arbitrator. The award rendered shall be final and binding upon both parties. Such arbitration shall be held in Geneva, Switzerland, and be conducted in the English language. This arbitration agreement set forth herein shall be without prejudice to the right of a party to seek any interim or conservatory measure as it deems appropriate to enforce Section 8 of the ACI-Maix Supply Agreement. Each party shall pay for the arbitrator it selects with the cost of the third arbitrator being split equally between the parties. All other costs shall also be split equally between the parties.

KEY: M = Matricel, V = Vericel

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

8.0    Table of Contents
1.0    Quality Service Agreement Signatures                        2
2.0    Date of Issue                                        2
3.0    Scope                                            2
4.0    Procedures for Revision                                3
5.0    Document Revision History                                3
6.0    Definitions                                        3
7.0    Quality Requirements                                    4
8.0    Table of Contents                                    11
9.0    Quality Responsibility Matrix (See Attachment 1)                    11

9.0     Quality Responsibility Matrix (See Attachment 1)

Attachment 1                                            12
1.0    Quality System Requirements                            12
2.0    Regulatory Affairs ( Actions, and Inspections)                12
3.0 Production and Validation                            12
4.0    Design/Change Control                            13
5.0    Deviations and Out of Specification Management                13
    6.0 Materials                                    13
    7.0 Lot Number Assignment and Expiration Dating Assignment            14
8.0    Testing, Analysis, and Assay Validation                    14
9.0    Product Release                                14
10.0    Records Required for Release and submitted to Vericel            15
11.0    Product Complaints and Adverse Events                    15
12.0    Product Recall and Product Withdrawal                    15
    13.0    Storage, Transportation, and Distribution                    15
    14.0    Contract Manufacturing/Testing                        15

Attachment 2 - Certificate of Analysis and Certificate of Compliance            17

Appendix 1 - List of Contacts                                    19

KEY: M = Matricel, V = Vericel

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Attachment 1

1.0	Quality System Requirements
Both Parties agree to the following listed responsibilities for all the operations that are marked with “√ “ in the respective column that bears their name.

Ref	Description of Activity	M	V
1.1	[***]
1.2	[***]
1.3	[***]
1.4	[***]

2.0	Regulatory Affairs (Actions, and Inspections)

Ref	Description of Activity	M	V
2.1	[***]
2.2	[***]
2.3	[***]
2.4	[***]

3.0	Production and Validation

Ref	Description of Activity	M	V
3.1	[***]
3.2	[***]
3.3	[***]
3.4	[***]
3.5	[***]
3.6	[***]
3.7	[***]
3.8	[***]
3.9	[***]
3.10	[***]
3.11	[***]

4.0	Design/Change Control

Ref	Description of Activity	M	V
4.1	[***]
4.2	[***]

5.0	Deviations and Out of Specification Management

KEY: M = Matricel, V = Vericel

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Ref	Description of Activity	M	V
5.1	[***]
5.2	[***]
5.3	[***]
5.4	[***]
5.5	[***]

6.0	Materials

Ref	Description of Activity	M	V
6.1	[***]
6.2	[***]
6.3	[***]
6.4	[***]
6.5	[***]

7.0	Lot Number Assignment & Expiration Dating Assignment

Ref	Description of Activity	M	V
7.1	[***]
7.2	[***]
7.3	[***]

8.0    Testing, Analysis and Assay Validation

Ref	Description of Activity	M	V
8.1	[***]
8.2	[***]
8.3	[***]
8.4	[***]
8.5	[***]
8.6	[***]

9.0    Product Release

Ref	Description of Activity	M	V
9.1	[***]
9.2	[***]
9.3	[***]
9.4	[***]
9.5	[***]
9.6	[***]

KEY: M = Matricel, V = Vericel

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

10.0    Records Required for Release and submitted to Vericel

Ref	Description of Activity	M	V
10.1	[***]
10.2	[***]		]

11.0	Product Complaints and Adverse Events

Ref	Description of Activity	M	V
11.1	[***]
11.2	[***]
11.3	[***]
11.4	[***]
11.5	[***]

12.0     Product Recall and Withdrawal

Ref	Description of Activity	M	V
12.1	[***]
12.2	[***]
12.3	[***]

13.0    Storage, Transportation, and Distribution

Ref	Description of Activity	M	V
13.1	[***]
13.2	[***]
13.3	[***]

14.0	Contract Manufacturing/Testing

Ref	Description of Activity	M	V
14.1	[***]
14.2	[***]
14.3	[***]
14.4	[***]

KEY: M = Matricel, V = Vericel

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Attachment 2
Certificate of Analysis

NON-STERILE FINISHED PRODUCT TESTING

Test	Specification	Result
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
STERILE FINISHED PRODUCT TESTING

Test	Specification	Result
[***]	[***]
[***]	[***]
[***]	[***]
[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]
[***]	[***]

KEY: M = Matricel, V = Vericel

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Attachment 3

Certificate of Compliance

ACI-Maix collagen membrane

Lot number: ACIMAIX-            Expiration date:

[***]

[***]

[***]

[***]

[***]

[***]

[***]

Head of Manufacturing:                            Date:

Head of Quality Management:                        Date:

KEY: M = Matricel, V = Vericel

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Appendix 1 - List of Contacts

Vericel
	Name	Telephone Number	e-mail	Title
1				[***]
2				[***]

Matricel
	Name	Telephone Number	e-mail	Title
1				[***]
2				[***]
3				[***]

KEY: M = Matricel, V = Vericel

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Annex 2:    Shrinkage
The Parties hereby agree to the following provisions regarding shrinkage:

(a)
Dry ACI-Maix-Membrane Products are [***]. To be acceptable for use in the Final Product ("Usable ACI-Maix-Membrane Product"), the minimum acceptable surface area of ACI-Maix-Membrane Products after hydration and before cell seeding is [***] ("Minimum Acceptable Surface Area After Hydration"). [***] cannot be utilized in Final Product and will need to be discarded ("Unusable ACI-Maix-Membrane Product").

(b)	At the time of execution of this Agreement, an appropriate shrinkage specification for inclusion in the Quality Service Agreement has not been determined by the Parties.

(c)
Vericel and Matricel will jointly develop a work plan [***]. At the successful completion of this work, the Specifications and Quality Service Agreement shall be amended to include the jointly defined shrinkage release criterion.

(d)	For the time period between the execution of this Agreement and the execution of the amendment to the Specifications and Quality Service Agreement [***] the following provisions shall apply:

(i)	[***].

(ii)	[***].

(iii)	[***]

a.	[***].

b.	[***].

[***].

KEY: M = Matricel, V = Vericel

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Annex 3:    [***]

[***].

Annex 4:    Initial Forecast

[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]

KEY: M = Matricel, V = Vericel